UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 4, 2016

TIME INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36218	13-3486363
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File No.)	Identification No.)

225 Liberty Street
New York, NY 10281
(Address of Principal Executive Offices, including zip code)

(212) 522-1212
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On August 4, 2016, Time Inc. (the “Company”) issued a press release relating to, among other things, its financial results for the quarter ended June 30, 2016. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
On August 4, 2016, the Company also made available on its website at www.timeinc.com presentation materials that it intends to use in connection with its conference call that is scheduled to begin at 8:30 a.m. E.D.T., Thursday, August 4, 2016 regarding its quarter ended June 30, 2016 financial results (the "Presentation Deck"). A copy of the Presentation Deck is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
The information contained in this Item 2.02 as well as in Item 7.01 and Exhibit 99.1 and Exhibit 99.2 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
Item 7.01. Regulation FD Disclosure.
See Item 2.02 above regarding the Presentation Deck.
Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release issued by Time Inc. on August 4, 2016
99.2	Presentation Deck issued by Time Inc. on August 4, 2016

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME INC. (Registrant)

By:	/s/ Jeffrey J. Bairstow
Jeffrey J. Bairstow
Executive Vice President and Chief Financial Officer
Date: August 4, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued by Time Inc. on August 4, 2016
99.2	Presentation Deck issued by Time Inc. on August 4, 2016